SCUDDER

Scudder Balanced Fund

Supplement to Prospectus
Dated May 1, 1999

The following changes with respect to Scudder Balanced Fund are effective September 1, 1999.

The following information replaces disclosure for the fund in the "Portfolio management" section of the Prospectus:

Gary A. Langbaum is the Lead Portfolio Manager for the fund. Mr. Langbaum joined the team for the fund in 1999, and joined Scudder Kemper in 1988. He began his investment career in 1970. Prior to joining Scudder Kemper he was a Senior Research Analyst and Associate Director of Research at a banking trust company.

Tracy McCormick is a Portfolio Manager for the fund. Ms. McCormick joined the team for the fund in 1999, and joined Scudder Kemper in 1994. She began her investment career in 1980. Prior to joining Scudder Kemper she was a Senior Vice President and a Portfolio Manager at an unaffiliated investment management company.

Robert S. Cessine is a Portfolio Manager for the fund. Mr. Cessine joined the team for the fund in 1999, and joined Scudder Kemper in 1993. He began his investment career in 1982. Prior to joining Scudder Kemper he was a Senior Corporate Bond Analyst and Chairman of the Bond Selection Committee at an unaffiliated investment management company.

The following text replaces the "Investment objectives," "Main investment strategies," "Other investments," "Risk management strategies" and "Main risks" sections on pages 1-3 of the Prospectus:

Investment objective

The fund seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities. Unless otherwise indicated, the fund's investment objectives and policies may be changed without a vote of shareholders.

Main investment strategies

The portfolio management team allocates portfolio holdings among equity and fixed-income securities based on its evaluation of the overall financial

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climate, including interest rates, capital flows, inflation and fiscal controls.
It also makes adjustments among industry sectors and, in the case of fixed-income securities, overall credit quality and duration. The fund invests primarily in the equity and fixed-income securities of U.S.
companies.

The fund normally invests from 50% to 75% of its net assets in common stocks and other equity securities. Equity securities in which the fund may invest include common stocks, preferred stocks, convertible securities and warrants.

The portfolio management team focuses on equity securities it regards as reasonably priced relative to their earnings growth potential. It evaluates a variety of factors, including historic and projected earnings growth, balance sheets and stock prices. The portfolio management team follows a disciplined buy and sell strategy, in which proprietary research gathered from meetings with, among others, senior management of companies in which the fund invests, government experts and industry leaders plays an important role.

To enhance income and stability, the fund will normally invest 25% to 50% of its net assets in fixed-income securities. At all times the fund will be invested at least 25% in fixed-income senior securities. The portfolio management team allocates fixed-income investments among corporate bonds, U.S. government securities, mortgage-backed securities and other fixed-income securities. While the fund has the ability to invest up to 20% of its bond assets (10% of total portfolio assets) in high yield securities, it normally invests predominantly in corporate debt securities which are rated in the four highest grades by a nationally recognized statistical rating service, such as Standard and Poor's Ratings Services or Moody's Investors Service, Inc.

Of course, there can be no guarantee that by following these investment strategies, the fund will achieve its objectives.

Other investments

To a more limited extent, the fund may, but is not required to, utilize other investments and investment techniques that may impact fund performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities or that are based on indices).

Risk management strategies

The fund manages risk in its stock allocation by diversifying widely among industries and companies.

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The fund's bond investments are diversified by maturity, credit quality and industry.

The fund may, but is not required to, use certain derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

For temporary defensive purposes, the fund may invest up to 100% of its assets in cash and in other money market and short-term instruments. In such a case, the fund would not be pursuing, and may not achieve, its investment objectives.

Main risks

The primary factor affecting this fund's performance is stock market movements. The market values of common stock can fluctuate based on business performance of the issuing companies, investor perception and general economic or financial market movements. Smaller or mid-size companies are especially sensitive to these factors. If certain sectors or securities don't perform as the portfolio managers expect, the fund could substantially underperform other balanced mutual funds or lose money.

To the extent that the fund invests in bonds, the most significant risk is that interest rates will rise, and the prices of bonds held by the fund will fall in proportion to their duration. It is also possible that bonds in the fund's portfolio could be downgraded in credit rating or go into default.

Investments in high yield securities (often referred to as "junk bonds") are more likely to be affected by negative developments relating to their issuers or industries, and entail relatively greater risk of loss of income and principal than investments in higher rated securities. Market prices of high yield securities may fluctuate more than market prices of higher rated securities.

The portfolio management team's skill in choosing appropriate investments for the fund will determine in large part the fund's ability to achieve its investment objective.

The fund's asset allocation could prove to be less appropriate in light of actual market conditions than those of other balanced mutual funds.

There are market and investment risks with any security and the value of an investment in the fund will fluctuate over time and it is possible to lose money invested in the fund.

September 1, 1999